UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut	06611
(Address of principal executive offices)	(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

The Registrant’s press release dated February 4, 2004 announcing its fourth quarter and full year 2003 financial results is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: February 4, 2004	By:	/s/ MARC M. KOLE

Marc M. Kole
Senior Vice President Finance and Principal Accounting Officer

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OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number		Description of Document

99	(a)	Press Release dated February 4, 2004 announcing the Registrant’s fourth quarter and full year 2003 financial results

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